UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22127
Columbia Funds Variable Series Trust II
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

December
Date of reporting period:
December 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
CTIVP
®
– TCW Core Plus Bond Fund
Class 1
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about CTIVP
®
– TCW Core Plus Bond Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 1	$ 49	0.49%
Management's Discussion of Fund Performance
The performance of Class 1 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Positive contributions to the Fund’s performance relative to the benchmark were driven by overweight exposures to the securitized credit sectors. Non-agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities all performed well, outpacing similar duration U.S. Treasuries. An overweight to agency mortgage-backed securities was positive on the year but gave back significant gains during a year-end selloff.
Security selection
| Holdings in financials and industrials within the corporate bond sector contributed positively, offsetting an underweight exposure to the sector that limited gains relative to the benchmark. Positioning within mortgage-backed securities also had a positive impact, though returns were challenged by high interest rate volatility.
Top Performance Detractors
Interest rate positioning
| The Fund’s positioning with respect to interest rates weighed most heavily on relative performance. The Fund’s above-benchmark exposure with respect to duration detracted relative to the benchmark. U.S. Treasury yields moved higher across most of the yield curve as the Federal Reserve reduced the federal funds target rate and resulting in a bear steepener that detracted from performance compared to the benchmark.
Investment-grade corporate bonds
| The Fund’s significant underweight exposure with respect to investment-grade corporate bonds detracted from relative performance as corporate bonds performed well, outpacing both U.S. Treasuries and mortgage-backed securities.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a negative impact on Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 1 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 1	0.75	(0.29)	1.32
Bloomberg U.S. Aggregate Bond Index	1.25	(0.33)	1.35
Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,909,232,471
Total number of portfolio holdings	670
Management services fees (represents 0.48% of Fund average net assets)	$ 14,717,936
Portfolio turnover for the reporting period	403%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
U.S. Treasury 12/31/2029 4.375%	7.8%
U.S. Treasury 11/15/2054 4.500%	5.3%
U.S. Treasury 11/15/2034 4.250%	4.7%
U.S. Treasury 11/15/2044 4.625%	2.2%
Uniform Mortgage-Backed Security TBA 01/14/2055 3.500%	1.9%
U.S. Treasury 12/31/2026 4.250%	1.8%
Federal National Mortgage Association 04/01/2052 2.500%	1.8%
U.S. Treasury 11/30/2029 4.125%	1.7%
Government National Mortgage Association TBA 01/21/2055 4.500%	1.5%
Government National Mortgage Association TBA 01/21/2055 5.000%	1.4%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

CTIVP
®
– TCW Core Plus Bond Fund
Class 2
Annual Shareholder Report | December 31, 2024
This annual shareholder report contains important information about CTIVP
®
– TCW Core Plus Bond Fund (the Fund) for the period of January 1, 2024 to December 31, 2024. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Class 2	$ 75	0.74%
Management's Discussion of Fund Performance
The performance of Class 2 shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Allocations
| Positive contributions to the Fund’s performance relative to the benchmark were driven by overweight exposures to the securitized credit sectors. Non-agency mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities all performed well, outpacing similar duration U.S. Treasuries. An overweight to agency mortgage-backed securities was positive on the year but gave back significant gains during a year-end selloff.
Security selection
| Holdings in financials and industrials within the corporate bond sector contributed positively, offsetting an underweight exposure to the sector that limited gains relative to the benchmark. Positioning within mortgage-backed securities also had a positive impact, though returns were challenged by high interest rate volatility.
Top Performance Detractors
Interest rate positioning
| The Fund’s positioning with respect to interest rates weighed most heavily on relative performance. The Fund’s above-benchmark exposure with respect to duration detracted relative to the benchmark. U.S. Treasury yields moved higher across most of the yield curve as the Federal Reserve reduced the federal funds target rate and resulting in a bear steepener that detracted from performance compared to the benchmark.
Investment-grade corporate bonds
| The Fund’s significant underweight exposure with respect to investment-grade corporate bonds detracted from relative performance as corporate bonds performed well, outpacing both U.S. Treasuries and mortgage-backed securities.
Derivatives usage
| On a standalone basis, the Fund’s use of derivatives had a negative impact on Fund performance during the period.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in Class 2 shares of the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	10 years
Class 2	0.51	(0.53)	1.07
Bloomberg U.S. Aggregate Bond Index	1.25	(0.33)	1.35
Past performance does not guarantee future performance.
Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/variable-products for more recent performance information.
Key Fund Statistics
Fund net assets	$ 2,909,232,471
Total number of portfolio holdings	670
Management services fees (represents 0.48% of Fund average net assets)	$ 14,717,936
Portfolio turnover for the reporting period	403%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Bond ratings on Fund holdings are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s Ratings, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated by Moody's Ratings, S&P or Fitch, but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily.
Top Holdings
U.S. Treasury 12/31/2029 4.375%	7.8%
U.S. Treasury 11/15/2054 4.500%	5.3%
U.S. Treasury 11/15/2034 4.250%	4.7%
U.S. Treasury 11/15/2044 4.625%	2.2%
Uniform Mortgage-Backed Security TBA 01/14/2055 3.500%	1.9%
U.S. Treasury 12/31/2026 4.250%	1.8%
Federal National Mortgage Association 04/01/2052 2.500%	1.8%
U.S. Treasury 11/30/2029 4.125%	1.7%
Government National Mortgage Association TBA 01/21/2055 4.500%	1.5%
Government National Mortgage Association TBA 01/21/2055 5.000%	1.4%
Asset Categories
Credit Quality
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
Columbia Variable funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Audit fees (a)	41,999	40,290	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	16,055	12,500	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	581,000	577,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

CTIVP® – TCW Core Plus Bond Fund
Annual Financial Statements and Additional Information
December 31, 2024
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

CTIVP® – TCW Core Plus Bond Fund | 2024

Portfolio of Investments
December 31, 2024
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities - Non-Agency 5.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aligned Data Centers Issuer LLC(a)
Series 2021-1A Class A2
08/15/2046	1.937%	7,600,000	7,224,828
Allegro CLO X Ltd.(a),(b)
Series 2019-1A Class ARR
3-month Term SOFR + 1.130% Floor 1.130% 04/20/2032	5.747%	6,663,658	6,666,611
AMMC CLO Ltd.(a),(b)
Series 2024-28 Class A1A
3-month Term SOFR + 1.550% Cap 1.550% 07/20/2037	6.167%	9,100,000	9,154,682
Bain Capital Credit CLO Ltd.(a),(b)
Series 2024-6A Class A1R
3-month Term SOFR + 1.900% Floor 1.090% 10/21/2034	1.090%	8,750,000	8,751,969
CIFC Funding Ltd.(a),(b)
Series 2021-7A Class B
3-month Term SOFR + 1.862% Floor 1.600% 01/23/2035	6.488%	8,675,000	8,687,778
DataBank Issuer(a)
Series 2021-1A Class A2
02/27/2051	2.060%	4,250,000	4,090,795
Dryden Senior Loan Fund(a),(b)
Series 2015-40A Class AR2
3-month Term SOFR + 1.150% Floor 1.150% 08/15/2031	5.412%	6,568,564	6,579,980
Series 2016-45A Class BRR
3-month Term SOFR + 1.650% Floor 1.650% 10/15/2030	6.306%	7,800,000	7,812,714
Henderson Receivables LLC(a)
Series 2014-2A Class A
01/17/2073	3.610%	1,694,862	1,484,570
Hilton Grand Vacations Trust(a)
Subordinated Series 2024-3A Class C
08/27/2040	5.710%	1,399,583	1,399,711
HPS Loan Management Ltd.(a),(b)
Series 2013A-18 Class A1R
3-month Term SOFR + 1.130% Floor 1.130% 10/15/2030	5.786%	5,515,917	5,518,443
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Madison Park Funding XXIV Ltd.(a),(b)
Series 2024-24A Class AR2
3-month Term SOFR + 1.120% Cap 1.120% 10/20/2029	5.737%	3,747,728	3,751,517
Magnetite XXV Ltd.(a),(b)
Series 2020-25A Class A
3-month Term SOFR + 1.462% Floor 1.200% 01/25/2032	6.088%	7,055,103	7,066,461
Navient Student Loan Trust(b)
Series 2014-1 Class A3
30-day Average SOFR + 0.624% Floor 0.510% 06/25/2031	5.193%	2,017,328	1,981,324
Neuberger Berman Loan Advisers CLO 43 Ltd.(a),(b)
Series 2021-43A Class B
3-month Term SOFR + 1.862% Floor 1.600% 07/17/2035	6.509%	8,500,000	8,509,163
SLC Student Loan Trust(b)
Series 2006-1 Class B
90-day Average SOFR + 0.472% Floor 0.210% 03/15/2055	5.280%	167,753	153,357
SLM Student Loan Trust(b)
Series 2007-7 Class A4
90-day Average SOFR + 0.592% Floor 0.330% 12/25/2025	5.775%	1,749,377	1,717,789
Series 2007-7 Class B
90-day Average SOFR + 1.012% Floor 0.750% 10/27/2070	6.195%	1,990,000	2,000,695
Series 2008-4 Class A4
90-day Average SOFR + 1.912% Floor 1.650% 07/25/2026	7.095%	507,283	508,341
Series 2008-5 Class B
90-day Average SOFR + 2.112% Floor 1.850% 07/25/2073	7.295%	5,860,000	6,058,423
Series 2008-6 Class A4
90-day Average SOFR + 1.362% Floor 1.100% 07/25/2025	6.545%	1,370,149	1,368,060
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Asset-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Symphony CLO XVIII Ltd.(a),(b)
Series 2016-18A Class A1R3
3-month Term SOFR + 1.100% Floor 1.100% 07/23/2033	5.726%	8,516,833	8,531,516
TIAA CLO IV Ltd.(a),(b)
Series 2018-1A Class A1AR
3-month Term SOFR + 1.140% Floor 1.140% 01/20/2032	5.757%	5,733,266	5,738,082
Voya CLO Ltd.(a),(b)
Series 2014-4A Class A1RB
3-month Term SOFR + 1.742% 07/14/2031	6.398%	5,725,000	5,730,714
Series 2015-3A Class A1R3
3-month Term SOFR + 1.150% Floor 1.150% 10/20/2031	5.767%	5,636,418	5,640,820
Series 2016-3A Class A1R2
3-month Term SOFR + 1.150% Cap 1.150% 10/18/2031	5.782%	5,945,004	5,957,773
Series 2018-3A Class A1R2
3-month Term SOFR + 1.200% Floor 1.200% 10/15/2031	5.856%	6,213,081	6,226,122
Wachovia Student Loan Trust(a),(b)
Series 2006-1 Class A6
90-day Average SOFR + 0.432% Floor 0.170% 04/25/2040	5.615%	3,861,250	3,800,286
Ziply Fiber Issuer LLC(a)
Subordinated Series 2024-1A Class B
04/20/2054	7.810%	3,100,000	3,191,765
Total Asset-Backed Securities — Non-Agency (Cost $144,500,144)			145,304,289

Commercial Mortgage-Backed Securities - Agency 0.6%

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K155 Class A3
04/25/2033	3.750%	6,990,000	6,418,026
Federal National Mortgage Association
Series 2001-M2 Class Z2
06/25/2031	6.300%	7,496	7,453
Government National Mortgage Association(c),(d)
Series 2012-55 Class IO
04/16/2052	0.000%	278,363	3
Series 2021-36 Class IO
03/16/2063	1.288%	19,358,861	1,579,420
Commercial Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
Series 2020-193 Class AC
09/16/2062	1.250%	1,525,347	1,099,642
Series 2021-14 Class AB
06/16/2063	1.340%	1,829,364	1,334,591
Series 2021-2 Class AH
06/16/2063	1.500%	4,308,049	3,132,096
Series 2021-21 Class AH
06/16/2063	1.400%	2,933,388	2,162,720
Series 2021-31 Class B
01/16/2061	1.250%	3,188,703	2,292,585
Total Commercial Mortgage-Backed Securities - Agency (Cost $19,954,895)			18,026,536

Commercial Mortgage-Backed Securities - Non-Agency 2.8%

BPR Trust(a),(b)
Series 2022-OANA Class A
1-month Term SOFR + 1.898% Floor 1.898% 04/15/2037	6.295%	8,446,000	8,477,672
BX Commercial Mortgage Trust(a),(b)
Series 2022-CSMO Class A
1-month Term SOFR + 2.115% Floor 2.115% 06/15/2027	6.512%	6,925,000	6,946,641
Subordinated Series 2022-CSMO Class B
1-month Term SOFR + 3.141% Floor 3.141% 06/15/2027	7.538%	4,080,000	4,105,492
BX Trust(a)
Series 2019-OC11 Class A
12/09/2041	3.202%	1,355,000	1,222,992
BXHPP Trust(a),(b)
Series 2021-FILM Class A
1-month Term SOFR + 0.764% Floor 0.650% 08/15/2036	5.162%	8,878,000	8,597,917
BXSC Commercial Mortgage Trust(a),(b)
Series 2022-WSS Class D
1-month Term SOFR + 3.188% Floor 3.188% 03/15/2035	7.585%	8,939,000	8,978,108
Great Wolf Trust(a),(b)
Subordinated Series 2024-WLF2 Class B
1-month Term SOFR + 2.141% 05/15/2041	6.945%	4,437,000	4,459,178
Hudson Yards Mortgage Trust(a)
Series 2019-30HY Class A
07/10/2039	3.228%	2,770,000	2,521,536
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Chase Commercial Mortgage Securities Trust(a)
Series 2019-OSB Class A
06/05/2039	3.397%	2,720,000	2,454,175
JPMorgan Chase Commercial Mortgage Securities Trust(a),(b)
Series 2021-MHC Class A
1-month Term SOFR + 1.164% Floor 0.800% 04/15/2038	5.563%	7,374,920	7,372,615
Manhattan West(a)
Series 2020-1MW Class A
09/10/2039	2.130%	3,470,000	3,186,609
MKT Mortgage Trust(a)
Series 2020-525M Class A
02/12/2040	2.694%	2,035,000	1,683,501
NRTH Mortgage Trust(a),(b)
Series 2024-PARK Class A
1-month Term SOFR + 1.641% 03/15/2041	6.445%	6,062,000	6,065,789
StorageMart Commercial Mortgage Trust(a),(b)
Subordinated Series 2022-MINI Class F
1-month Term SOFR + 3.350% Floor 3.350% 01/15/2039	7.747%	5,607,000	5,313,122
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1 Class A4
09/15/2048	3.789%	10,416,823	10,328,583
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $83,535,020)			81,713,930

Common Stocks 0.1%
Issuer	Shares	Value ($)
Communication Services 0.1%
Media 0.1%
Intelsat SA(e)	114,829	3,495,108
Total Communication Services		3,495,108
Total Common Stocks (Cost $3,902,700)		3,495,108

Convertible Bonds(f) 0.1%
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Technology 0.1%
Worldline SA(a),(g)
07/30/2025	0.000%	EUR	327,500	393,655
07/30/2026	0.000%	EUR	2,094,960	2,083,260
Total				2,476,915
Total Convertible Bonds (Cost $2,499,844)				2,476,915

Corporate Bonds & Notes(f) 15.2%

Aerospace & Defense 0.2%
Boeing Co. (The)
05/01/2034	6.528%		215,000	225,224
05/01/2050	5.805%		3,185,000	2,956,634
General Electric Co.(b)
3-month Term SOFR + 0.642% 05/05/2026	5.196%		1,886,000	1,886,968
Total				5,068,826
Airlines 0.4%
Delta Air Lines Pass-Through Trust
06/10/2028	2.000%		6,578,345	6,070,053
United Airlines Pass-Through Trust
Series 2023-1 Class A
01/15/2036	5.800%		4,111,048	4,167,923
Total				10,237,976
Apartment REIT 0.1%
American Homes 4 Rent LP
07/15/2031	2.375%		1,905,000	1,593,399
04/15/2032	3.625%		1,670,000	1,492,156
Invitation Homes Operating Partnership LP
08/15/2033	5.500%		981,000	975,633
Total				4,061,188
Banking 3.7%
Bank of America Corp.(h)
07/22/2027	1.734%		11,220,000	10,696,837
04/24/2028	3.705%		4,972,000	4,841,339
06/14/2029	2.087%		9,300,000	8,430,765
04/29/2031	2.592%		3,395,000	2,984,068
10/20/2032	2.572%		4,020,000	3,384,698
Bank of America Corp.(b)
Subordinated
3-month Term SOFR + 0.912% 12/01/2026	5.411%		1,000,000	1,003,460
Citigroup, Inc.(h)
10/27/2028	3.520%		175,000	168,313
11/05/2030	2.976%		3,060,000	2,762,258
05/01/2032	2.561%		2,485,000	2,105,698
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Goldman Sachs Group, Inc. (The)(h)
03/09/2027	1.431%	12,950,000	12,427,628
09/10/2027	1.542%	1,092,000	1,032,654
10/21/2027	1.948%	5,200,000	4,933,254
HSBC Holdings PLC(h)
06/04/2026	2.099%	7,493,000	7,402,297
JPMorgan Chase & Co.(h)
04/22/2027	1.578%	4,495,000	4,316,372
02/24/2028	2.947%	2,290,000	2,201,234
10/15/2030	2.739%	2,320,000	2,088,213
01/25/2033	2.963%	9,245,000	7,992,606
Morgan Stanley(h)
05/04/2027	1.593%	4,445,000	4,261,235
04/28/2032	1.928%	2,805,000	2,297,574
07/21/2032	2.239%	990,000	819,943
PNC Financial Services Group, Inc. (The)(h)
10/28/2033	6.037%	835,000	864,220
10/20/2034	6.875%	795,000	867,066
01/22/2035	5.676%	310,000	313,319
Santander UK Group Holdings PLC(h)
08/21/2026	1.532%	465,000	454,380
06/14/2027	1.673%	325,000	309,216
01/11/2028	2.469%	1,035,000	980,237
Wells Fargo & Co.(h)
02/11/2026	2.164%	3,730,000	3,718,516
06/02/2028	2.393%	5,278,000	4,970,402
03/02/2033	3.350%	3,445,000	3,017,250
07/25/2033	4.897%	2,850,000	2,753,957
04/24/2034	5.389%	3,955,000	3,905,997
Total			108,305,006
Brokerage/Asset Managers/Exchanges 0.1%
Intercontinental Exchange, Inc.
09/15/2032	1.850%	3,937,000	3,122,132
Cable and Satellite 0.9%
CCO Holdings LLC/Capital Corp.(a)
03/01/2030	4.750%	285,000	260,241
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	5,300,000	4,330,636
04/01/2048	5.750%	4,189,000	3,586,027
07/01/2049	5.125%	1,335,000	1,050,128
03/01/2050	4.800%	2,745,000	2,062,300
04/01/2051	3.700%	2,735,000	1,716,502
06/01/2052	3.900%	2,557,000	1,645,288
CSC Holdings LLC(a)
02/01/2028	5.375%	620,000	534,019
05/15/2028	11.250%	807,000	795,551
01/31/2029	11.750%	769,000	758,056
02/01/2029	6.500%	3,032,000	2,548,210
01/15/2030	5.750%	1,500,000	852,773
11/15/2031	4.500%	400,000	289,313
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Time Warner Cable LLC
11/15/2040	5.875%		2,000,000	1,787,287
09/01/2041	5.500%		850,000	722,413
VZ Secured Financing BV(a)
01/15/2032	5.000%		3,250,000	2,870,436
Total				25,809,180
Chemicals 0.2%
International Flavors & Fragrances, Inc.(a)
10/15/2027	1.832%		460,000	422,345
11/01/2030	2.300%		3,915,000	3,323,686
11/15/2040	3.268%		370,000	263,635
12/01/2050	3.468%		120,000	78,745
International Flavors & Fragrances, Inc.
06/01/2047	4.375%		700,000	547,186
09/26/2048	5.000%		1,365,000	1,170,006
Total				5,805,603
Construction Machinery 0.0%
OT Merger Corp.(a)
10/15/2029	7.875%		425,000	184,636
Consumer Cyclical Services 0.1%
Uber Technologies, Inc.
09/15/2034	4.800%		4,360,000	4,161,132
Consumer Products 0.0%
Spectrum Brands, Inc.(a)
03/15/2031	3.875%		220,000	189,101
Electric 1.5%
AEP Transmission Co. LLC
04/01/2050	3.650%		305,000	220,823
Amprion GmbH(a)
09/23/2033	0.625%	EUR	1,000,000	816,839
Appalachian Power Co.
05/15/2033	5.950%		3,225,000	3,277,538
04/01/2034	5.650%		4,030,000	4,042,897
Duke Energy Carolinas LLC
12/15/2041	4.250%		900,000	761,441
Duke Energy Corp.
04/01/2031	3.750%	EUR	1,790,000	1,884,037
Duke Energy Florida LLC
11/15/2033	5.875%		385,000	400,777
Duke Energy Progress LLC
04/01/2052	4.000%		500,000	381,450
E.ON SE
10/26/2037	3.500%	EUR	600,000	615,335
Entergy Louisiana LLC
04/01/2025	3.780%		5,900,000	5,866,795
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Eurogrid GmbH(a)
04/21/2033	0.741%	EUR	1,400,000	1,178,032
Eversource Energy
07/01/2027	4.600%		3,135,000	3,113,363
02/01/2029	5.950%		2,760,000	2,843,913
FirstEnergy Transmission LLC(a)
04/01/2049	4.550%		1,000,000	837,722
Florida Power & Light Co.
03/01/2049	3.990%		1,500,000	1,175,650
Interstate Power and Light Co.
10/15/2033	5.700%		2,750,000	2,797,107
Mong Duong Finance Holdings BV(a)
05/07/2029	5.125%		304,980	292,860
Northern States Power Co.
08/15/2045	4.000%		2,250,000	1,780,221
PECO Energy Co.
05/15/2052	4.600%		2,690,000	2,311,261
Pennsylvania Electric Co.(a)
03/15/2028	3.250%		6,950,000	6,592,659
Progress Energy, Inc.
10/30/2031	7.000%		2,894,000	3,202,225
Total				44,392,945
Finance Companies 0.8%
AerCap Ireland Capital DAC/Global Aviation Trust
10/01/2025	4.450%		3,070,000	3,063,007
10/29/2028	3.000%		6,350,000	5,878,639
Air Lease Corp.
03/01/2025	3.250%		2,810,000	2,800,520
07/01/2025	3.375%		4,500,000	4,465,091
Avolon Holdings Funding Ltd.(a)
02/15/2027	3.250%		2,035,000	1,956,059
11/18/2027	2.528%		3,398,000	3,150,932
GGAM Finance Ltd.(a)
02/15/2027	8.000%		1,654,000	1,707,069
Total				23,021,317
Food and Beverage 0.6%
Anheuser-Busch InBev SA(a)
03/22/2044	3.950%	EUR	2,770,000	2,922,251
Bacardi Ltd.(a)
05/15/2025	4.450%		3,375,000	3,368,743
JBS USA Holding Lux Sarl/Food Co./Sarl
03/15/2034	6.750%		1,471,000	1,557,233
JBS USA Lux SA/Food Co./Finance, Inc.
12/01/2052	6.500%		4,076,000	4,120,754
JBS USA LUX SA/Food Co./Luxembourg SARL
02/02/2052	4.375%		455,000	340,481
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Mondelez International, Inc.
03/17/2033	0.750%	EUR	500,000	421,658
03/06/2035	2.375%	EUR	1,130,000	1,045,383
Pernod Ricard SA(a)
09/15/2033	3.750%	EUR	1,400,000	1,474,847
Pilgrim’s Pride Corp.
03/01/2032	3.500%		2,634,000	2,270,745
Smithfield Foods, Inc.(a)
09/13/2031	2.625%		1,500,000	1,232,238
Total				18,754,333
Gaming 0.2%
GLP Capital LP/Financing II, Inc.
06/01/2028	5.750%		870,000	877,410
01/15/2031	4.000%		3,030,000	2,776,060
VICI Properties LP/Note Co., Inc.(a)
06/15/2025	4.625%		200,000	199,225
02/15/2029	3.875%		515,000	485,435
08/15/2030	4.125%		105,000	97,599
Total				4,435,729
Health Care 1.0%
CommonSpirit Health
10/01/2025	1.547%		5,000,000	4,881,470
CVS Health Corp.
02/21/2033	5.250%		374,000	358,134
07/20/2035	4.875%		775,000	704,126
03/25/2038	4.780%		670,000	579,123
07/20/2045	5.125%		1,165,000	979,828
03/25/2048	5.050%		1,100,000	907,965
06/01/2053	5.875%		415,000	380,693
CVS Health Corp.(h)
03/10/2055	7.000%		1,855,000	1,862,259
Fresenius Medical Care US Finance III, Inc.(a)
12/01/2026	1.875%		3,755,000	3,529,476
HCA, Inc.
04/15/2025	5.250%		488,000	488,277
06/15/2026	5.250%		2,580,000	2,586,036
09/01/2030	3.500%		766,000	695,516
IQVIA, Inc.
02/01/2029	6.250%		5,800,000	5,991,248
Medtronic Global Holdings SCA
03/07/2031	1.625%	EUR	1,735,000	1,661,058
ModivCare Escrow Issuer, Inc.(a)
10/01/2029	5.000%		2,767,000	1,634,436
Stryker Corp.
09/11/2032	3.375%	EUR	835,000	875,407
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Universal Health Services, Inc.
09/01/2026	1.650%	1,890,000	1,789,175
Total			29,904,227
Healthcare Insurance 0.3%
Elevance Health, Inc.
02/15/2035	5.200%	1,385,000	1,353,094
Humana, Inc.
04/01/2030	4.875%	1,333,000	1,304,946
UnitedHealth Group, Inc.
07/15/2034	5.150%	5,290,000	5,216,443
12/15/2048	4.450%	1,245,000	1,025,551
Total			8,900,034
Healthcare REIT 0.2%
Healthcare Realty Holdings LP
01/15/2028	3.625%	2,898,000	2,755,228
Healthcare Trust of America Holdings LP
08/01/2026	3.500%	2,367,000	2,313,166
Physicians Realty LP
11/01/2031	2.625%	1,475,000	1,247,882
Total			6,316,276
Life Insurance 0.4%
Athene Global Funding(a)
06/29/2026	1.608%	1,330,000	1,266,888
03/08/2027	3.205%	1,550,000	1,479,011
01/07/2029	2.717%	1,770,000	1,605,207
Metropolitan Life Global Funding I(a)
08/25/2029	4.300%	2,405,000	2,339,353
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	3,235,000	2,363,640
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	3,035,000	2,029,341
Total			11,083,440
Media and Entertainment 0.6%
Take-Two Interactive Software, Inc.
04/14/2032	4.000%	3,355,000	3,098,516
Warnermedia Holdings, Inc.
03/15/2032	4.279%	35,000	30,836
03/15/2042	5.050%	6,975,000	5,598,013
03/15/2052	5.141%	11,615,000	8,647,355
Total			17,374,720
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Midstream 0.3%
Energy Transfer Partners LP
03/15/2045	5.150%		2,458,000	2,151,303
Ferrellgas LP/Finance Corp.(a)
04/01/2026	5.375%		1,690,000	1,665,856
04/01/2029	5.875%		1,974,000	1,805,806
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2034	2.160%		329,848	282,603
TMS Issuer Sarl(a)
08/23/2032	5.780%		1,375,000	1,398,234
Venture Global LNG, Inc.(a)
01/15/2030	7.000%		188,000	190,871
02/01/2032	9.875%		212,000	232,952
Total				7,727,625
Natural Gas 0.5%
Brooklyn Union Gas Co. (The)(a)
07/18/2054	6.415%		1,475,000	1,529,621
East Ohio Gas Co. (The)(a)
06/15/2030	2.000%		2,015,000	1,728,649
KeySpan Gas East Corp.(a)
03/06/2033	5.994%		6,000,000	6,079,481
National Gas Transmission PLC(a)
04/05/2030	4.250%	EUR	2,405,000	2,587,481
Piedmont Natural Gas Co., Inc.
02/15/2035	5.100%		1,380,000	1,338,385
Total				13,263,617
Office REIT 0.2%
Hudson Pacific Properties LP
11/01/2027	3.950%		2,542,000	2,208,230
02/15/2028	5.950%		55,000	46,942
04/01/2029	4.650%		940,000	708,043
01/15/2030	3.250%		2,059,000	1,403,053
Total				4,366,268
Oil Field Services 0.0%
Archrock Partners LP/Finance Corp.(a)
09/01/2032	6.625%		940,000	940,561
Other Financial Institutions 0.2%
Annington Funding PLC(a)
07/12/2047	3.935%	GBP	400,000	406,973
10/06/2051	2.924%	GBP	2,255,000	1,907,359
Icahn Enterprises LP/Finance Corp.
01/15/2029	9.750%		1,040,000	1,042,777
06/15/2030	9.000%		1,338,000	1,284,937
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Icahn Enterprises LP/Finance Corp.(a)
11/15/2029	10.000%		75,000	75,204
Total				4,717,250
Other Industry 0.0%
Artera Services LLC(a)
02/15/2031	8.500%		1,160,000	1,124,478
Other REIT 0.2%
American Assets Trust LP
02/01/2031	3.375%		3,650,000	3,179,306
Extra Space Storage LP
10/15/2031	2.400%		723,000	600,911
03/15/2032	2.350%		229,000	187,197
Lexington Realty Trust
10/01/2031	2.375%		1,895,000	1,539,583
Rexford Industrial Realty LP
09/01/2031	2.150%		415,000	337,617
Total				5,844,614
Other Utility 0.0%
Suez SACA(a)
05/24/2034	2.875%	EUR	1,400,000	1,363,955
Packaging 0.3%
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%		445,000	387,062
08/15/2027	5.250%		3,500,000	1,984,989
Berry Global Escrow Corp.(a)
07/15/2026	4.875%		271,000	270,221
Berry Global, Inc.
01/15/2026	1.570%		2,981,000	2,876,912
01/15/2027	1.650%		2,883,000	2,699,209
Total				8,218,393
Pharmaceuticals 0.8%
1375209 BC Ltd.(a)
01/30/2028	9.000%		2,305,000	2,299,671
Amgen, Inc.
03/01/2053	4.875%		2,880,000	2,470,268
Bayer US Finance II LLC(a)
12/15/2028	4.375%		2,579,000	2,476,819
06/25/2038	4.625%		7,482,000	6,239,447
06/25/2048	4.875%		4,585,000	3,581,903
Grifols SA(a)
05/01/2030	7.500%	EUR	2,409,000	2,614,516
Kevlar SpA(a)
09/01/2029	6.500%		1,670,000	1,568,108
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
MSD Netherlands Capital BV
05/30/2037	3.500%	EUR	1,485,000	1,553,549
Total				22,804,281
Property & Casualty 0.3%
Arthur J. Gallagher & Co.
03/09/2052	3.050%		2,240,000	1,396,390
Berkshire Hathaway Finance Corp.
10/15/2050	2.850%		1,000,000	626,314
Farmers Exchange Capital(a)
Subordinated
07/15/2028	7.050%		3,225,000	3,344,943
Farmers Exchange Capital II(a),(h)
Subordinated
11/01/2053	6.151%		3,810,000	3,657,266
Total				9,024,913
Restaurants 0.0%
McDonald’s Corp.(a)
03/07/2035	4.250%	EUR	520,000	572,603
Papa John’s International, Inc.(a)
09/15/2029	3.875%		65,000	58,143
Total				630,746
Retailers 0.1%
Magic MergeCo, Inc.(a)
05/01/2028	5.250%		125,000	94,386
05/01/2029	7.875%		2,800,000	1,697,951
Total				1,792,337
Technology 0.1%
CommScope, Inc.(a)
09/01/2029	4.750%		757,000	677,698
Helios Software Holdings, Inc./ION Corporate Solutions Finance Sarl(a)
05/01/2029	8.750%		300,000	307,289
Open Text Corp.(a)
12/01/2027	6.900%		650,000	671,066
Oracle Corp.
03/25/2051	3.950%		2,198,000	1,625,879
02/06/2053	5.550%		745,000	704,946
Total				3,986,878
Tobacco 0.1%
BAT Capital Corp.
03/16/2052	5.650%		1,425,000	1,301,641
Imperial Brands Finance PLC(a)
07/26/2026	3.500%		950,000	929,683
Total				2,231,324
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Corporate Bonds & Notes(f) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Wireless 0.7%
Altice France SA(a)
02/01/2027	8.125%		240,000	194,431
American Tower Corp.
04/15/2031	2.700%		8,468,000	7,313,757
Crown Castle International Corp.
07/15/2031	2.500%		1,194,000	1,005,698
Global Switch Finance BV(a)
10/07/2030	1.375%	EUR	1,110,000	1,079,545
Sprint Spectrum Co. I/II/III LLC(a)
03/20/2025	4.738%		260,125	260,136
03/20/2028	5.152%		3,172,000	3,186,833
T-Mobile US, Inc.
02/15/2026	2.250%		1,970,000	1,915,024
04/15/2027	3.750%		2,625,000	2,564,534
01/15/2035	4.700%		1,415,000	1,336,547
Total				18,856,505
Wirelines 0.1%
C&W Senior Financing DAC(a)
09/15/2027	6.875%		280,000	276,698
Frontier Communications Holdings LLC(a)
03/15/2031	8.625%		2,138,000	2,273,547
Total				2,550,245
Total Corporate Bonds & Notes (Cost $467,754,512)				440,571,791

Foreign Government Obligations(f),(i) 0.6%

Brazil 0.0%
Brazilian Government International Bond
03/15/2034	6.125%		925,000	862,582
Chile 0.0%
Corp. Nacional del Cobre de Chile(a)
02/02/2033	5.125%		720,000	682,775
Colombia 0.0%
Ecopetrol SA
01/13/2033	8.875%		280,000	284,668
Costa Rica 0.0%
Costa Rica Government International Bond(a)
04/03/2034	6.550%		930,000	945,615
France 0.1%
RTE Reseau de Transport d’Electricite SADIR(a)
04/30/2033	3.500%	EUR	1,400,000	1,459,917
Foreign Government Obligations(f),(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Guatemala 0.0%
Guatemala Government Bond(a)
08/10/2029	5.250%	480,000	460,606
10/07/2033	3.700%	315,000	254,888
Total			715,494
Hungary 0.1%
Hungary Government International Bond(a)
09/22/2031	2.125%	881,000	698,149
MVM Energetika Zrt(a)
03/13/2031	6.500%	469,000	471,953
Total			1,170,102
Indonesia 0.1%
Indonesia Asahan Aluminium PT/Mineral Industri Persero(a)
05/15/2030	5.450%	701,000	697,877
Indonesia Government International Bond
01/11/2033	4.850%	500,000	482,613
PT Pertamina Persero(a)
08/25/2030	3.100%	1,443,000	1,289,232
Total			2,469,722
Kazakhstan 0.0%
KazMunayGas National Co. JSC(a)
04/24/2030	5.375%	534,000	519,049
KazTransGas JSC(a)
09/26/2027	4.375%	400,000	381,846
Total			900,895
Mexico 0.1%
Mexico Government International Bond
05/24/2031	2.659%	990,000	802,538
05/19/2033	4.875%	906,000	810,745
02/12/2034	3.500%	200,000	158,847
02/09/2035	6.350%	720,000	703,143
Petroleos Mexicanos
09/21/2047	6.750%	296,000	202,768
02/12/2048	6.350%	458,000	299,811
Total			2,977,852
Oman 0.0%
Oman Government International Bond(a)
10/28/2027	6.750%	300,000	308,973
01/17/2028	5.625%	700,000	697,602
Total			1,006,575
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Foreign Government Obligations(f),(i) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Panama 0.0%
Panama Government International Bond
01/23/2030	3.160%	595,000	496,911
09/29/2032	2.252%	300,000	209,818
02/14/2035	6.400%	200,000	181,356
Total			888,085
Paraguay 0.0%
Paraguay Government International Bond(a)
04/28/2031	4.950%	670,000	640,906
Philippines 0.0%
Philippine Government International Bond
05/05/2030	2.457%	770,000	673,968
Romania 0.1%
Romanian Government International Bond(a)
02/17/2028	6.625%	200,000	202,776
02/14/2031	3.000%	1,140,000	920,472
Total			1,123,248
South Africa 0.1%
Republic of South Africa Government International Bond
09/30/2029	4.850%	865,000	804,734
06/22/2030	5.875%	570,000	544,963
Total			1,349,697
Total Foreign Government Obligations (Cost $19,452,839)			18,152,101

Municipal Bonds 0.3%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 0.0%
County of Miami-Dade Aviation
Refunding Revenue Bonds
Taxable
Series 2019B
10/01/2034	3.555%	930,000	815,479
Hospital 0.1%
Regents of the University of California Medical Center
Revenue Bonds
Taxable
Series 2020N
05/15/2060	3.256%	6,725,000	4,336,646
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Non Property Tax 0.2%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Future Tax Secured
Subordinated Series 2020B-3
08/01/2035	2.000%	2,000,000	1,470,073
New York City Transitional Finance Authority Future Tax
Secured Revenue Bonds
Build America Bonds
Series 2010
08/01/2037	5.508%	2,930,000	2,888,677
Total			4,358,750
Total Municipal Bonds (Cost $12,786,878)			9,510,875

Residential Mortgage-Backed Securities - Agency 36.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
09/01/2032- 09/01/2052	3.500%	43,611,063	39,201,892
07/01/2035- 06/01/2053	5.000%	13,983,043	13,561,958
04/01/2036- 05/01/2039	6.000%	68,207	69,897
06/01/2038- 11/01/2053	5.500%	10,157,723	10,043,225
03/01/2039- 12/01/2052	4.500%	45,016,136	42,477,201
07/01/2043- 06/01/2052	3.000%	65,514,555	56,279,812
08/01/2044- 10/01/2052	4.000%	47,375,914	43,467,917
03/01/2052- 05/01/2052	2.000%	62,028,801	48,364,635
04/01/2052	2.500%	10,564,198	8,637,834
CMO Series 360 Class 250
11/15/2047	2.500%	1,240,618	1,070,901
Federal Home Loan Mortgage Corp.(b),(d)
CMO Series 2980 Class SL
-1.0 x 30-day Average SOFR + 6.586% Cap 6.700% 11/15/2034	1.988%	162,713	13,953
Federal Home Loan Mortgage Corp.(d)
CMO Series 4037 Class PI
04/15/2027	3.000%	4,188	2
CMO Series 4093 Class IA
03/15/2042	4.000%	2,157,500	399,146
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal Home Loan Mortgage Corp. REMICS
CMO Series 4765 Class PZ
01/15/2048	3.000%	3,313,470	2,526,636
Federal National Mortgage Association
05/01/2033- 08/01/2053	5.000%	12,565,790	12,137,010
08/01/2033- 12/01/2052	3.500%	16,628,099	14,952,713
10/01/2033- 08/01/2052	3.000%	34,426,477	29,519,875
11/01/2038- 11/01/2040	6.000%	1,171,667	1,206,591
10/01/2040- 10/01/2052	2.000%	146,115,477	115,048,444
08/01/2043- 02/01/2053	4.000%	28,587,996	26,413,764
02/01/2046- 06/01/2053	4.500%	49,973,229	47,141,449
12/01/2051- 04/01/2052	2.500%	126,392,654	103,751,329
08/01/2053- 09/01/2053	5.500%	29,259,351	28,899,662
CMO Series 2013-13 Class PH
04/25/2042	2.500%	1,616,513	1,537,047
CMO Series 2018-54 Class KA
01/25/2047	3.500%	487,630	480,109
CMO Series 2018-86 Class JA
05/25/2047	4.000%	345,875	338,570
CMO Series 2018-94D Class KD
12/25/2048	3.500%	493,520	437,501
CMO Series 2019-1 Class KP
02/25/2049	3.250%	1,059,953	936,299
Federal National Mortgage Association(b),(d)
CMO Series 2006-8 Class HL
-1.0 x 30-day Average SOFR + 6.586% Cap 6.700% 03/25/2036	2.017%	420,330	38,464
CMO Series 2013-81 Class NS
-1.0 x 30-day Average SOFR + 6.086% Cap 6.200% 10/25/2042	1.517%	70,479	2,177
Federal National Mortgage Association(d)
CMO Series 2013-45 Class IK
02/25/2043	3.000%	113,723	11,031
Freddie Mac REMICS(b)
CMO Series 5473K Class BF
30-day Average SOFR + 1.300% Floor 1.300%, Cap 6.500% 11/25/2054	5.869%	1,531,093	1,524,618
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Government National Mortgage Association
04/15/2035- 10/20/2047	5.000%	2,242,275	2,212,762
10/15/2039- 08/20/2048	4.500%	4,355,811	4,183,713
07/15/2040- 10/20/2048	4.000%	5,148,885	4,798,391
04/20/2046- 07/20/2049	3.500%	14,131,899	12,760,427
11/20/2046- 10/20/2049	3.000%	8,948,670	7,840,914
Government National Mortgage Association(j)
CMO Series 2006-26 Class
06/20/2036	0.000%	13,897	11,915
Government National Mortgage Association(b)
CMO Series 2022-201 Class FB
30-day Average SOFR + 1.250% Floor 1.250%, Cap 6.500% 11/20/2052	5.855%	3,060,478	3,079,062
CMO Series 2024-30 Class AF
30-day Average SOFR + 1.250% Floor 1.250%, Cap 6.500% 02/20/2054	5.855%	1,442,680	1,447,512
CMO Series 2024-97 Class FW
30-day Average SOFR + 1.150% Floor 1.150%, Cap 6.500% 06/20/2054	5.755%	2,770,783	2,773,640
Government National Mortgage Association TBA(k)
01/21/2055	2.500%	45,525,000	38,013,375
01/21/2055	4.000%	34,050,000	31,359,430
01/21/2055	4.500%	45,575,000	43,075,496
01/21/2055	5.000%	41,525,000	40,280,872
01/21/2055	5.500%	22,450,000	22,264,404
Uniform Mortgage-Backed Security TBA(k)
01/14/2055	2.000%	21,900,000	17,035,805
01/14/2055	2.500%	17,425,000	14,190,484
01/14/2055	3.000%	20,250,000	17,196,680
01/14/2055	3.500%	62,650,000	55,408,711
01/14/2055	4.000%	37,775,000	34,540,642
01/14/2055	4.500%	34,425,000	32,375,760
01/14/2055	5.000%	34,300,000	33,102,058
01/14/2055	5.500%	25,000	24,669
Total Residential Mortgage-Backed Securities - Agency (Cost $1,118,191,822)			1,068,468,384

Residential Mortgage-Backed Securities - Non-Agency 8.3%

Angel Oak Mortgage Trust(a),(c)
CMO Series 2021-6 Class A1
09/25/2066	1.458%	4,066,220	3,357,990
Angel Oak Mortgage Trust(a),(h)
CMO Series 2022-1 Class A1
12/25/2066	2.881%	6,964,460	6,358,359
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BCAP LLC Trust(b)
CMO Series 2007-AA1 Class 2A1
1-month Term SOFR + 0.474% Floor 0.360% 03/25/2037	4.813%	4,080,302	3,575,435
CIM Group(a),(c)
CMO Series 2020-R7 Class A1A
12/27/2061	2.250%	5,963,697	5,233,453
CIM Trust(a),(c)
CMO Series 2019-R4 Class A1
10/25/2059	3.000%	5,040,518	4,489,804
CMO Series 2020-R3 Class A1A
01/26/2060	4.000%	5,296,131	4,982,272
CMO Series 2020-R6 Class A1A
12/25/2060	2.250%	3,993,874	3,502,032
CMO Series 2021-R3 Class A1A
06/25/2057	1.951%	7,572,794	6,767,754
CMO Series 2021-R5 Class A1A
08/25/2061	2.000%	7,239,859	6,032,698
CMO Series 2022-I1 Class A1
02/25/2067	4.350%	5,586,670	5,471,802
CMO Series 2023-R1 Class A1A
04/25/2062	5.400%	12,657,318	11,896,069
CIM Trust(a),(h)
CMO Series 2021-NR2 Class A1
07/25/2059	2.568%	3,425,243	3,418,815
CMO Series 2021-NR3 Class A1
06/25/2057	5.566%	1,726,466	1,716,670
CitiMortgage Alternative Loan Trust
CMO Series 2006-A5 Class 1A12
10/25/2036	6.000%	843,327	703,604
Connecticut Avenue Securities Trust(a),(b)
CMO Series 2022-R01 Class 1M2
30-day Average SOFR + 1.900% 12/25/2041	6.469%	4,386,054	4,448,423
CMO Series 2022-R03 Class 1M2
30-day Average SOFR + 3.500% 03/25/2042	8.069%	5,000,000	5,250,000
Countrywide Alternative Loan Trust(b)
CMO Series 2005-76 Class 1A1
1-year MTA + 1.480% Floor 1.480% 01/25/2036	6.227%	2,007,289	1,830,550
Countrywide Alternative Loan Trust(c)
CMO Series 2006-HY12 Class A5
08/25/2036	4.474%	2,495,877	2,301,903
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates(c)
CMO Series 2004-AR5 Class 2A1
06/25/2034	5.254%	28,549	28,434
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Credit Suisse Mortgage Capital Trust(a),(c)
CMO Series 2021-RP11 Class PT
10/25/2061	3.753%	8,967,638	7,112,048
Cross Mortgage Trust(a),(c)
CMO Series 2024-H7 Class A1
11/25/2069	5.585%	8,343,551	8,344,654
CSMC Trust(a),(c)
CMO Series 2018-RPL9 Class A
09/25/2057	3.850%	4,301,585	4,105,137
CMO Series 2022-NQM1 Class A1
11/25/2066	2.265%	9,670,456	8,600,436
CSMCM Trust(a)
CMO Series 2021-RP11 Class CERT
10/27/2061	3.778%	377,254	283,464
CWABS Asset-Backed Certificates Trust(b)
CMO Series 2006-14 Class 2A3
1-month Term SOFR + 0.354% Floor 0.480% 02/25/2037	4.693%	1,553,425	1,473,027
First Horizon Alternative Mortgage Securities Trust(c)
CMO Series 2005-AA10 Class 2A1
12/25/2035	5.487%	745,775	567,037
CMO Series 2005-AA7 Class 2A1
09/25/2035	5.904%	522,408	455,105
CMO Series 2005-AA8 Class 2A1
10/25/2035	5.784%	1,369,148	791,377
First Horizon Alternative Mortgage Securities Trust
CMO Series 2006-FA8 Class 1A11
02/25/2037	6.000%	754,952	286,357
GMAC Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 2A1
11/19/2035	3.789%	1,202,516	936,627
GS Mortgage-Backed Securities Trust(a)
CMO Series 2018-RPL1 Class A1A
10/25/2057	3.750%	3,177,854	3,081,421
GSR Mortgage Loan Trust(c)
CMO Series 2005-AR6 Class 4A5
09/25/2035	6.126%	147,996	132,526
HarborView Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A1A
1-month Term SOFR + 0.314% Floor 0.200% 11/19/2036	4.881%	7,884,872	5,859,480
IndyMac Index Mortgage Loan Trust(b)
CMO Series 2006-AR27 Class 1A3
1-month Term SOFR + 0.654% Floor 0.540%, Cap 10.500% 10/25/2036	4.993%	3,129,681	1,264,711
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
JPMorgan Mortgage Acquisition Trust(b)
CMO Series 2006-FRE1 Class M1
1-month Term SOFR + 0.699% Floor 0.585% 05/25/2035	5.038%	1,892,691	1,868,843
JPMorgan Mortgage Trust(a),(c)
CMO Series 2021-13 Class A3
04/25/2052	2.500%	8,980,973	7,205,126
Long Beach Mortgage Loan Trust(b)
CMO Series 2006-10 Class 1A
1-month Term SOFR + 0.414% Floor 0.300% 11/25/2036	4.753%	3,561,861	2,477,033
Merrill Lynch First Franklin Mortgage Loan Trust(b)
CMO Series 2007-2 Class A2C
1-month Term SOFR + 0.594% Floor 0.480% 05/25/2037	4.933%	1,697,575	1,149,591
Merrill Lynch Mortgage-Backed Securities Trust(b)
CMO Series 2007-2 Class 1A1
1-year CMT + 2.400% Floor 2.400% 08/25/2036	6.660%	471,840	396,612
Morgan Stanley Mortgage Loan Trust(b)
CMO Series 2005-2AR Class A
1-month Term SOFR + 0.374% Floor 0.260%, Cap 11.000% 04/25/2035	4.713%	245,300	243,768
MortgageIT Trust(b)
CMO Series 2005-4 Class A1
1-month Term SOFR + 0.674% Floor 0.560%, Cap 11.500% 10/25/2035	5.013%	611,393	601,259
New Century Home Equity Loan Trust(b)
CMO Series 2005-1 Class M1
1-month Term SOFR + 0.789% Floor 0.675%, Cap 12.500% 03/25/2035	5.128%	457,068	475,154
New Residential Mortgage Loan Trust(a),(c)
CMO Series 2024-NQM2 Class A1
09/25/2064	5.117%	7,497,788	7,433,259
Preston Ridge Partners Mortgage Trust(a),(h)
CMO Series 2022-1 Class A1
02/25/2027	3.720%	11,621,551	11,577,616
CMO Series 2022-4 Class A1
08/25/2027	5.000%	3,043,337	3,018,665
Pretium Mortgage Credit Partners LLC(a),(h)
CMO Series 2022-RN2 Class A1
06/25/2052	5.000%	8,029,103	7,995,870
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
PRKCM Trust(a),(c)
CMO Series 2021-AFC2 Class A1
11/25/2056	2.071%	9,419,440	8,143,417
PRPM LLC(a),(h)
CMO Series 2021-11 Class A1
11/25/2026	2.487%	3,592,943	3,594,013
RALI Trust(c)
CMO Series 2005-QA8 Class CB21
07/25/2035	5.450%	778,671	411,651
RCKT Mortgage Trust(h)
CMO Series 2024-CES8 Class A1A
11/25/2044	5.490%	9,727,029	9,744,860
RCKT Mortgage Trust(a),(h),(l)
CMO Series 2024-CES9 Class A1A
12/25/2044	5.582%	8,070,000	8,057,391
Sequoia Mortgage Trust(a),(c)
CMO Series 2024-INV1 Class A3
10/25/2054	5.500%	13,494,822	13,223,871
Starwood Mortgage Residential Trust(a),(c)
CMO Series 2021-3 Class A1
06/25/2056	1.127%	5,024,323	4,315,518
Structured Asset Mortgage Investments II Trust(b)
CMO Series 2006-AR3 Class 12A1
1-month Term SOFR + 0.554% Floor 0.440%, Cap 10.500% 05/25/2036	4.893%	4,196,551	3,346,193
Verus Securitization Trust(a),(h)
CMO Series 2021-7 Class A1
10/25/2066	1.829%	14,494,685	12,794,779
WaMu Mortgage Pass-Through Certificates Trust(c)
CMO Series 2003-AR10 Class A7
10/25/2033	6.550%	237,863	225,876
CMO Series 2003-AR9 Class 1A6
09/25/2033	6.564%	217,524	214,431
CMO Series 2005-AR4 Class A5
04/25/2035	4.547%	285,854	268,776
CMO Series 2007-HY2 Class 1A1
12/25/2036	4.298%	1,581,142	1,403,791
WaMu Mortgage Pass-Through Certificates Trust(b)
CMO Series 2005-AR15 Class A1A1
1-month Term SOFR + 0.634% Floor 0.520%, Cap 10.500% 11/25/2045	4.973%	1,388,786	1,305,155
CMO Series 2006-AR11 Class 1A
1-year MTA + 0.960% Floor 0.960% 09/25/2046	5.707%	2,737,070	2,193,040
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2006-AR4 Class 1A1A
1-year MTA + 0.940% Floor 0.940% 05/25/2046	5.687%	1,769,359	1,616,562
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $253,166,864)			239,961,594

Senior Loans 1.5%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 0.0%
TransDigm, Inc.(b),(m)
Tranche I Term Loan
3-month Term SOFR + 2.750% 08/24/2028	7.079%	400,577	401,663
Apartment REIT 0.1%
Invitation Homes Operating Partnership LP(b),(m)
Term Loan
1-month Term SOFR + 0.850% 09/09/2028	5.433%	2,810,347	2,754,140
Automotive 0.0%
First Brands Group LLC(b),(m)
1st Lien Term Loan
3-month Term SOFR + 5.000% Floor 1.000% 03/30/2027	9.847%	127,000	118,957
Brokerage/Asset Managers/Exchanges 0.1%
Deerfield Dakota Holding LLC(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.750% Floor 1.000% 04/09/2027	8.079%	829,731	810,024
Jane Street Group LLC(b),(m)
Term Loan
3-month Term SOFR + 2.000% 12/15/2031	6.395%	1,114,937	1,110,121
Total			1,920,145
Cable and Satellite 0.1%
CSC Holdings LLC(b),(m)
Term Loan
6-month Term SOFR + 2.500% 04/15/2027	7.173%	432,713	398,568
Virgin Media Bristol LLC(b),(m)
Tranche N Term Loan
1-month Term SOFR + 2.500% 01/31/2028	7.012%	1,750,000	1,736,140
Total			2,134,708
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.0%
Chemours Co. (The)(b),(m)
Tranche B3 Term Loan
1-month Term SOFR + 3.000% 08/18/2028	7.357%	339,109	340,486
Construction Machinery 0.0%
ASP Blade Holdings, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.000% Floor 0.500% 10/13/2028	8.590%	122,922	71,207
Consumer Cyclical Services 0.1%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	8.221%	66,065	64,430
Arches Buyer, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	7.707%	263,876	257,353
Cast & Crew LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% Floor 0.500% 12/29/2028	8.107%	145,924	141,205
Delivery Hero SE(b),(m),(n)
Term Loan
3-month Term SOFR + 5.000% Floor 0.500% 12/12/2029	9.522%	363,829	364,739
Ingenovis Health, Inc.(b),(m),(n)
1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.750% 03/06/2028	9.026%	168,147	97,244
Ingenovis Health, Inc.(b),(m)
1st Lien Term Loan
3-month Term SOFR + 4.250% Floor 0.500% 03/06/2028	9.026%	356,796	217,645
Kelso Industries LLC(b),(m),(n)
Term Loan
3-month Term SOFR + 5.750% 12/26/2029	10.089%	267,222	263,214
3-month Term SOFR + 5.750% 12/26/2029	10.089%	102,778	101,236
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Match Group, Inc.(b),(l),(m)
Term Loan
1-month Term SOFR + 1.750% 02/13/2027	6.270%	100,508	100,257
Spin Holdco, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.000% Floor 0.750% 03/04/2028	8.706%	938,543	788,160
TruGreen LP(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.750% 11/02/2027	8.457%	329,913	320,428
Total			2,715,911
Consumer Products 0.0%
AI AQUA Merger SUB, Inc.(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 3.250% 07/31/2028	7.553%	201,035	201,035
Osmosis Buyer Ltd.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 07/31/2028	8.053%	192,928	192,928
Total			393,963
Diversified Manufacturing 0.0%
Alliance Laundry Systems LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.500% 08/19/2031	7.837%	343,326	345,197
WEC US Holdings Ltd.(b),(m)
Term Loan
1-month Term SOFR + 2.250% 01/27/2031	6.803%	300,327	300,264
Total			645,461
Electric 0.1%
Alpha Generation LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 2.750% 09/30/2031	7.107%	492,662	495,495
Calpine Corp.(b),(m),(n)
Term Loan
1-month Term SOFR + 1.750% 01/31/2031	6.120%	135,560	135,052
Cornerstone Generation(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 3.750% 10/28/2031	8.054%	158,895	160,087
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
CPV Fairview LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.500% 08/14/2031	7.857%	92,646	93,573
Edgewater Generation LLC(b),(m)
Term Loan
1-month Term SOFR + 4.250% 08/01/2030	8.607%	157,065	159,114
EFS Cogen Holdings I LLC(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 3.500% 10/03/2031	8.172%	309,594	310,498
Lackawanna Energy Center LLC(b),(m)
Tranche B2 Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 08/06/2029	8.607%	78,575	79,164
Tranche C Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 08/06/2029	8.607%	17,214	17,343
South Field Energy LLC(b),(m)
Tranche B Term Loan
3-month Term SOFR + 3.750% 08/29/2031	8.079%	241,953	243,363
Tranche C Term Loan
3-month Term SOFR + 3.750% 08/29/2031	8.079%	14,840	14,926
Vistra Operations Co. LLC(b),(m)
Term Loan
1-month Term SOFR + 1.750% 12/20/2030	6.107%	406,865	407,190
Total			2,115,805
Finance Companies 0.1%
Avolon Borrower 1 US LLC(b),(m)
Tranche B6 Term Loan
1-month Term SOFR + 1.750% Floor 0.500% 06/22/2030	6.595%	1,590,997	1,589,231
Food and Beverage 0.1%
BrewCo Borrower LLC(b),(l),(m)
Term Loan
3-month Term SOFR + 6.250% 04/05/2028	10.906%	126,037	94,528
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
BrewCo Borrower LLC(b),(m)
Term Loan
3-month Term SOFR + 3.500% Floor 0.750% 04/05/2028	8.418%	302,764	210,420
3-month Term SOFR + 3.500% Floor 0.750% 04/05/2028	8.418%	482,167	176,796
Naked Juice LLC(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.000% Floor 0.500% 01/24/2029	7.429%	1,840,270	1,205,064
2nd Lien Term Loan
3-month Term SOFR + 6.000% Floor 0.500% 01/24/2030	10.429%	264,360	87,569
United Natural Foods, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.750% 05/01/2031	9.107%	513,673	520,608
Total			2,294,985
Health Care 0.1%
Bausch & Lomb Corp.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 05/10/2027	7.689%	405,336	406,496
Bausch & Lomb Corp. (b),(m)
Term Loan
3-month Term SOFR + 4.000% Floor 0.500% 09/29/2028	8.329%	155,426	156,008
Gainwell Acquisition Corp.(b),(m)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 4.000% Floor 0.750% 10/01/2027	8.429%	824,243	796,540
Modivare, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.750% 07/01/2031	9.079%	1,331,093	1,253,450
NSM Top Holdings Corp.(b),(m)
Term Loan
3-month Term SOFR + 5.250% 05/14/2029	9.679%	164,156	165,798
Star Parent, Inc.(b),(m)
Term Loan
3-month Term SOFR + 4.000% 09/27/2030	8.329%	294,580	287,437
Total			3,065,729
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare REIT 0.1%
Healthpeak OP LLC(b),(m)
Tranche A1 Term Loan
1-month Term SOFR + 0.840% 02/22/2027	5.297%	980,641	958,577
Tranche A2 Term Loan
1-month Term SOFR + 0.840% 08/20/2027	5.297%	980,642	959,803
Tranche A3 Term Loan
3-month Term SOFR + 0.850% 03/01/2029	5.320%	1,979,146	1,924,720
Total			3,843,100
Leisure 0.0%
Showtime Acquisition LLC(b),(m)
Term Loan
3-month Term SOFR + 4.750% 08/16/2031	9.235%	514,613	515,684
William Morris Endeavor Entertainment LLC/IMG Worldwide Holdings LLC(b),(m)
Tranche B1 1st Lien Term Loan
1-month Term SOFR + 2.750% 05/18/2025	7.221%	276,210	276,555
Total			792,239
Lodging 0.0%
Hilton Domestic Operating Co., Inc.(b),(m)
Tranche B4 Term Loan
1-month Term SOFR + 1.750% 11/08/2030	6.088%	111,315	111,803
Media and Entertainment 0.1%
MH Sub I LLC/Micro Holding Corp.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.250% Floor 0.500% 05/03/2028	9.570%	307,690	307,635
MH Sub I LLC/Micro Holding Corp.(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 4.250% 12/11/2031	8.781%	501,220	496,363
NEP Group, Inc.(b),(m),(n)
1st Lien Term Loan
1-month Term SOFR + 3.250% 08/19/2026	8.586%	211,062	191,855
Research Now Group LLC(b),(m)
Term Loan
3-month Term SOFR + 5.000% 07/15/2028	9.785%	108,383	108,383
3-month Term SOFR + 5.500% Floor 1.000% 10/15/2028	10.285%	182,529	169,296
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
StubHub Holdco Sub LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 4.750% 03/15/2030	9.107%	173,414	173,487
Total			1,447,019
Oil Field Services 0.0%
Hunterstown Generation LLC(b),(m)
Term Loan
3-month Term SOFR + 3.500% Floor 1.000% 11/06/2031	7.829%	185,099	186,117
Other Industry 0.0%
AMSPEC Parent LLC(b),(m),(n)
Term Loan
3-month Term SOFR + 1.000% 12/11/2031	8.803%	17,867	17,956
Tranche B Term Loan
3-month Term SOFR + 4.250% 12/11/2031	8.803%	116,472	117,055
Artera Services LLC(b),(m)
Tranche C 1st Lien Term Loan
3-month Term SOFR + 4.500% 02/15/2031	8.829%	342,221	338,703
Ryan LLC(b),(m),(n)
Term Loan
1-month Term SOFR + 3.500% 11/14/2030	8.420%	199,012	199,386
Technimark Holdings LLC(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 3.250% Floor 0.500% 04/14/2031	7.733%	246,664	246,203
Total			919,303
Packaging 0.1%
Berry Global, Inc. (b),(m)
Tranche AA Term Loan
1-month Term SOFR + 1.750% 07/01/2029	6.342%	1,928,422	1,930,100
Paper 0.0%
Mativ Holdings, Inc.(b),(l),(m)
Delayed Draw Term Loan
1-month Term SOFR + 2.500% 05/06/2027	6.957%	172,023	170,303
Pharmaceuticals 0.1%
Elanco Animal Health, Inc.(b),(m)
Term Loan
1-month Term SOFR + 1.750% 08/01/2027	6.403%	1,747,709	1,744,703
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Grifols Worldwide Operations Ltd.(b),(m)
Tranche B Term Loan
3-month Term SOFR + 2.000% 11/15/2027	6.735%	534,824	532,016
Jazz Pharmaceuticals, Inc.(b),(m)
Tranche B2 Term Loan
1-month Term SOFR + 2.250% Floor 0.500% 05/05/2028	6.607%	1,168,690	1,170,957
Total			3,447,676
Property & Casualty 0.1%
Acrisure LLC(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 2.750% 02/16/2027	7.107%	901,362	901,641
AmWINS Group, Inc.(b),(m)
Term Loan
1-month Term SOFR + 2.250% Floor 0.750% 02/19/2028	6.721%	1,145,652	1,148,562
Asurion LLC(b),(m)
Tranche B8 Term Loan
1-month Term SOFR + 3.250% 12/23/2026	7.721%	662,325	661,650
Hub International Ltd.(b),(m)
Term Loan
3-month Term SOFR + 2.750% Floor 0.750% 06/20/2030	7.367%	325,460	327,087
Total			3,038,940
Restaurants 0.0%
1011778 BC ULC(b),(m)
Tranche B6 Term Loan
1-month Term SOFR + 1.750% 09/20/2030	6.107%	511,411	508,322
KFC Holding Co./Yum! Brands(b),(m)
Tranche B Term Loan
1-month Term SOFR + 1.750% 03/15/2028	6.240%	394,027	394,378
Total			902,700
Retailers 0.0%
Hanesbrands, Inc.(b),(m)
Term Loan
1-month Term SOFR + 1.750% 11/19/2026	6.207%	153,623	153,431
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Peer Holding III BV(b),(m)
Term Loan
3-month Term SOFR + 3.000% 07/01/2031	7.329%	560,976	563,253
Total			716,684
Technology 0.1%
Barracuda Parent LLC(b),(m),(n)
1st Lien Term Loan
3-month Term SOFR + 4.500% Floor 0.500% 08/15/2029	9.085%	199,332	183,909
Boost Newco Borrower LLC(b),(m)
Tranche B1 Term Loan
3-month Term SOFR + 2.500% 01/31/2031	6.829%	159,110	159,739
Coherent Corp.(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 2.500% Floor 0.500% 07/02/2029	6.857%	119,909	120,034
DTI Holdco, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.750% Floor 0.750% 04/26/2029	9.107%	93,906	94,480
EagleView Technology Corp.(b),(m)
1st Lien Term Loan
3-month Term SOFR + 3.500% 08/14/2025	8.091%	1,258,205	1,187,821
Nielsen Consumer, Inc.(b),(m)
Term Loan
1-month Term SOFR + 4.750% Floor 0.500% 03/06/2028	9.107%	159,550	160,747
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/01/2028	8.207%	501,592	465,748
Renaissance Holding Corp.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 04/05/2030	8.357%	366,186	365,018
Xerox Corp.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 4.000% Floor 0.500% 11/17/2029	8.341%	389,862	388,806
Total			3,126,302
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.0%
Altice France SA(b),(m)
Tranche B14 Term Loan
3-month Term SOFR + 5.500% 08/15/2028	10.156%	309,553	247,565
SBA Senior Finance II LLC(b),(m)
Term Loan
1-month Term SOFR + 1.750% 01/25/2031	6.110%	335,675	335,560
Total			583,125
Wirelines 0.1%
Telenet Financing USD LLC(b),(m)
Tranche AR Term Loan
1-month Term SOFR + 2.000% 04/28/2028	6.512%	238,852	232,114
Zayo Group Holdings, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.000% 03/09/2027	7.471%	1,580,127	1,476,755
1-month Term SOFR + 4.250% Floor 0.500% 03/09/2027	8.607%	367,214	343,988
Total			2,052,857
Total Senior Loans (Cost $45,363,141)			43,830,659

U.S. Treasury Obligations 24.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
12/31/2026	4.250%	52,650,000	52,656,170
11/30/2029	4.125%	50,062,000	49,510,536
12/31/2029	4.375%	225,930,000	225,820,325
11/15/2034	4.250%	139,164,000	135,619,667
08/15/2044	4.125%	25,865,000	23,428,032
11/15/2044	4.625%	66,745,000	64,753,079
11/15/2054	4.500%	162,209,000	154,909,595
Total U.S. Treasury Obligations (Cost $721,362,584)			706,697,404
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024

Money Market Funds 19.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.573%(o),(p)	553,610,751	553,500,029
Total Money Market Funds (Cost $553,495,549)		553,500,029
Total Investments in Securities (Cost: $3,445,966,792)		3,331,709,615
Other Assets & Liabilities, Net		(422,477,144)
Net Assets		2,909,232,471
At December 31, 2024, securities and/or cash totaling $19,294,000 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
783,000 EUR	829,520 USD	Citi	01/17/2025	17,985	—
520,000 GBP	659,943 USD	Citi	01/17/2025	9,035	—
5,336,000 EUR	5,625,159 USD	Goldman Sachs	01/17/2025	94,700	—
1,351,000 GBP	1,717,806 USD	Goldman Sachs	01/17/2025	26,697	—
14,416,000 EUR	15,881,658 USD	JPMorgan	01/17/2025	940,301	—
5,341,000 EUR	5,804,848 USD	JPMorgan	01/17/2025	269,208	—
Total				1,357,926	—

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 2-Year Note	4,997	03/2025	USD	1,027,430,052	306,151	—
U.S. Treasury 5-Year Note	3,908	03/2025	USD	415,438,721	—	(1,823,468)
U.S. Treasury Ultra 10-Year Note	31	03/2025	USD	3,450,688	—	(40,744)
U.S. Treasury Ultra Bond	29	03/2025	USD	3,448,281	—	(104,445)
Total					306,151	(1,968,657)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro-Bobl	(67)	03/2025	EUR	(7,896,620)	99,746	—
Euro-Bund	(79)	03/2025	EUR	(10,541,760)	303,420	—
Euro-Buxl 30-Year	(14)	03/2025	EUR	(1,857,520)	127,169	—
Euro-Schatz	(34)	03/2025	EUR	(3,637,490)	16,905	—
Long Gilt	(31)	03/2025	GBP	(2,864,710)	10,589	—
Total					557,829	—
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2024, the total value of these securities amounted to $527,779,671, which represents 18.14% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2024.
(c)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2024.

(d)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(e)	Non-income producing investment.
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Notes to Portfolio of Investments (continued)
(f)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(g)	Zero coupon bond.
(h)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2024.

(i)	Principal and interest may not be guaranteed by a governmental entity.
(j)	Represents principal only securities which have the right to receive the principal portion only on an underlying pool of mortgage loans.
(k)	Represents a security purchased on a when-issued basis.
(l)	Valuation based on significant unobservable inputs.
(m)
The stated interest rate represents the weighted average interest rate at December 31, 2024 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Represents a security purchased on a forward commitment basis.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2024.
(p)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2024 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.573%
	545,906,024	3,850,137,528	(3,842,501,733)	(41,790)	553,500,029	21,662	29,540,133	553,610,751
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Treasury
MTA	Monthly Treasury Average
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
EUR	Euro
GBP	British Pound
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Portfolio of Investments (continued)
December 31, 2024
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2024:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities - Non-Agency	—	145,304,289	—	145,304,289
Commercial Mortgage-Backed Securities - Agency	—	18,026,536	—	18,026,536
Commercial Mortgage-Backed Securities - Non-Agency	—	81,713,930	—	81,713,930
Common Stocks
Communication Services	—	3,495,108	—	3,495,108
Total Common Stocks	—	3,495,108	—	3,495,108
Convertible Bonds	—	2,476,915	—	2,476,915
Corporate Bonds & Notes	—	440,571,791	—	440,571,791
Foreign Government Obligations	—	18,152,101	—	18,152,101
Municipal Bonds	—	9,510,875	—	9,510,875
Residential Mortgage-Backed Securities - Agency	—	1,068,468,384	—	1,068,468,384
Residential Mortgage-Backed Securities - Non-Agency	—	231,904,203	8,057,391	239,961,594
Senior Loans	—	43,465,571	365,088	43,830,659
U.S. Treasury Obligations	—	706,697,404	—	706,697,404
Money Market Funds	553,500,029	—	—	553,500,029
Total Investments in Securities	553,500,029	2,769,787,107	8,422,479	3,331,709,615
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,357,926	—	1,357,926
Futures Contracts	863,980	—	—	863,980
Liability
Futures Contracts	(1,968,657)	—	—	(1,968,657)
Total	552,395,352	2,771,145,033	8,422,479	3,331,962,864
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
Derivative instruments are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Statement of Assets and Liabilities
December 31, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,892,471,243)	$2,778,209,586
Affiliated issuers (cost $553,495,549)	553,500,029
Foreign currency (cost $31,739)	31,614
Cash collateral held at broker for:
TBA	7,344,000
Margin deposits on:
Futures contracts	11,950,000
Unrealized appreciation on forward foreign currency exchange contracts	1,357,926
Receivable for:
Investments sold	6,286,545
Capital shares sold	10,468
Dividends	2,229,138
Interest	14,846,213
Foreign tax reclaims	17,653
Prepaid expenses	15,341
Total assets	3,375,798,513
Liabilities
Due to custodian	261,891
Cash collateral due to broker for:
Foreign forward currency exchange contracts	1,160,000
Payable for:
Investments purchased	69,175,999
Investments purchased on a delayed delivery basis	389,987,794
Capital shares redeemed	5,182,436
Variation margin for futures contracts	474,976
Management services fees	38,289
Distribution and/or service fees	176
Service fees	1,480
Compensation of chief compliance officer	527
Compensation of board members	1,425
Other expenses	35,659
Deferred compensation of board members	245,390
Total liabilities	466,566,042
Net assets applicable to outstanding capital stock	$2,909,232,471
Represented by
Paid in capital	3,402,646,050
Total distributable earnings (loss)	(493,413,579)
Total - representing net assets applicable to outstanding capital stock	$2,909,232,471
Class 1
Net assets	$2,883,452,454
Shares outstanding	317,286,721
Net asset value per share	$9.09
Class 2
Net assets	$25,780,017
Shares outstanding	2,849,221
Net asset value per share	$9.05
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Statement of Operations
Year Ended December 31, 2024

Net investment income
Income:
Dividends — unaffiliated issuers	$1,026,916
Dividends — affiliated issuers	29,540,133
Interest	119,576,837
Interfund lending	14,100
Total income	150,157,986
Expenses:
Management services fees	14,717,936
Distribution and/or service fees
Class 2	57,663
Service fees	17,076
Custodian fees	43,065
Printing and postage fees	12,592
Accounting services fees	47,144
Legal fees	45,980
Interest on collateral	61,487
Compensation of chief compliance officer	525
Compensation of board members	41,211
Deferred compensation of board members	60,648
Other	47,298
Total expenses	15,152,625
Net investment income	135,005,361
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(10,344,448)
Investments — affiliated issuers	21,662
Foreign currency translations	(33,228)
Forward foreign currency exchange contracts	164,696
Futures contracts	(10,854,532)
Net realized loss	(21,045,850)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(69,336,302)
Investments — affiliated issuers	(41,790)
Foreign currency translations	(16,269)
Forward foreign currency exchange contracts	1,357,926
Futures contracts	(21,276,809)
Net change in unrealized appreciation (depreciation)	(89,313,244)
Net realized and unrealized loss	(110,359,094)
Net increase in net assets resulting from operations	$24,646,267
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Statement of Changes in Net Assets

	Year Ended December 31, 2024	Year Ended December 31, 2023
Operations
Net investment income	$135,005,361	$126,966,834
Net realized loss	(21,045,850)	(178,404,629)
Net change in unrealized appreciation (depreciation)	(89,313,244)	229,925,028
Net increase in net assets resulting from operations	24,646,267	178,487,233
Distributions to shareholders
Net investment income and net realized gains
Class 1	(127,070,932)	(74,771,018)
Class 2	(894,361)	(466,852)
Total distributions to shareholders	(127,965,293)	(75,237,870)
Decrease in net assets from capital stock activity	(83,131,423)	(200,138,466)
Total decrease in net assets	(186,450,449)	(96,889,103)
Net assets at beginning of year	3,095,682,920	3,192,572,023
Net assets at end of year	$2,909,232,471	$3,095,682,920

	Year Ended		Year Ended
	December 31, 2024		December 31, 2023
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	9,311,148	86,161,414	987,814	9,031,172
Distributions reinvested	13,948,510	127,070,932	8,234,693	74,771,018
Shares redeemed	(32,453,115)	(300,868,534)	(31,029,405)	(287,296,421)
Net decrease	(9,193,457)	(87,636,188)	(21,806,898)	(203,494,231)
Class 2
Shares sold	707,737	6,513,112	518,843	4,775,036
Distributions reinvested	98,498	894,361	51,529	466,852
Shares redeemed	(313,906)	(2,902,708)	(207,283)	(1,886,123)
Net increase	492,329	4,504,765	363,089	3,355,765
Total net decrease	(8,701,128)	(83,131,423)	(21,443,809)	(200,138,466)
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2024	$9.41	0.41	(0.34)	0.07	(0.39)	—	(0.39)
Year Ended 12/31/2023	$9.11	0.38	0.15	0.53	(0.23)	—	(0.23)
Year Ended 12/31/2022	$10.74	0.22	(1.74)	(1.52)	(0.11)	—	(0.11)
Year Ended 12/31/2021	$11.52	0.11	(0.24)	(0.13)	(0.15)	(0.50)	(0.65)
Year Ended 12/31/2020	$11.01	0.19	0.78	0.97	(0.27)	(0.19)	(0.46)
Class 2
Year Ended 12/31/2024	$9.37	0.38	(0.33)	0.05	(0.37)	—	(0.37)
Year Ended 12/31/2023	$9.08	0.36	0.14	0.50	(0.21)	—	(0.21)
Year Ended 12/31/2022	$10.69	0.20	(1.72)	(1.52)	(0.09)	—	(0.09)
Year Ended 12/31/2021	$11.47	0.08	(0.23)	(0.15)	(0.13)	(0.50)	(0.63)
Year Ended 12/31/2020	$10.96	0.15	0.80	0.95	(0.25)	(0.19)	(0.44)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2024	$9.09	0.75%	0.49% (c)	0.49% (c)	4.39%	403%	$2,883,452
Year Ended 12/31/2023	$9.41	5.91%	0.49% (c)	0.49% (c)	4.16%	373%	$3,073,587
Year Ended 12/31/2022	$9.11	(14.19% )	0.49% (c)	0.49% (c)	2.32%	399%	$3,174,476
Year Ended 12/31/2021	$10.74	(1.14% )	0.48% (c)	0.48% (c)	1.01%	457%	$3,684,151
Year Ended 12/31/2020	$11.52	8.88%	0.49%	0.49%	1.63%	373%	$3,153,493
Class 2
Year Ended 12/31/2024	$9.05	0.51%	0.74% (c)	0.74% (c)	4.14%	403%	$25,780
Year Ended 12/31/2023	$9.37	5.54%	0.74% (c)	0.74% (c)	3.93%	373%	$22,096
Year Ended 12/31/2022	$9.08	(14.31% )	0.74% (c)	0.74% (c)	2.11%	399%	$18,096
Year Ended 12/31/2021	$10.69	(1.41% )	0.73% (c)	0.73% (c)	0.76%	457%	$19,435
Year Ended 12/31/2020	$11.47	8.67%	0.74%	0.74%	1.32%	373%	$22,838
The accompanying Notes to Financial Statements are an integral part of this statement.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements
December 31, 2024
Note 1. Organization
CTIVP® – TCW Core Plus Bond Fund (the Fund), a series of Columbia Funds Variable Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all the Fund’s securities and to shift foreign currency exposure back to U.S. dollars. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2024:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,357,926
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	863,980 *
Total		2,221,906

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,968,657 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2024:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	164,696	—	164,696
Interest rate risk	—	(10,854,532)	(10,854,532)
Total	164,696	(10,854,532)	(10,689,836)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Total ($)
Foreign exchange risk	1,357,926	—	1,357,926
Interest rate risk	—	(21,276,809)	(21,276,809)
Total	1,357,926	(21,276,809)	(19,918,883)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2024:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	1,160,102,803
Futures contracts — short	5,673,917

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	156,832	(2,604)
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
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Notes to Financial Statements (continued)
December 31, 2024
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive

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Notes to Financial Statements (continued)
December 31, 2024
all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2024:
	Citi ($)	Goldman Sachs ($)	JPMorgan ($)	Total ($)
Assets
Forward foreign currency exchange contracts	27,020	121,397	1,209,509	1,357,926
Total financial and derivative net assets	27,020	121,397	1,209,509	1,357,926
Total collateral received (pledged) (a)	-	-	1,160,000	1,160,000
Net amount (b)	27,020	121,397	49,509	197,926

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadviser (see Subadvisory agreement below) has the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2024 was 0.48% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with TCW Investment Management Company LLC to serve as the subadviser to the Fund. The Investment Manager compensates the subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2024 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2025 (%)
Class 1	0.54
Class 2	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2024, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
178,089	1,140,176	(1,318,265)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2024			Year Ended December 31, 2023
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
127,965,293	—	127,965,293	75,237,870	—	75,237,870
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2024, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
134,864,729	—	(508,994,237)	(119,022,413)
At December 31, 2024, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
3,450,985,277	8,316,527	(127,338,940)	(119,022,413)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2024, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2024, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(314,501,960)	(194,492,277)	(508,994,237)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $11,838,578,516 and $11,994,779,179, respectively, for the year ended December 31, 2024, of which $11,510,726,568 and $11,349,687,818, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2024 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	13,357,143	5.66	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2024.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended December 31, 2024.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the

CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Changes in the value of a debt instrument usually will not affect the amount of income the Fund receives from it but will generally affect the value of your investment in the Fund. Changes in interest rates may also affect the liquidity of the Fund’s investments in debt instruments. In general, the longer the maturity or duration of a debt instrument, the greater its sensitivity to changes in interest rates. For example, a three-year duration means a bond is expected to decrease in value by 3% if interest rates rise 1% and increase in value by 3% if interest rates fall 1%. Interest rate declines also may increase prepayments of debt obligations, which, in turn, would increase prepayment risk. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates.  Such actions may negatively affect the value of debt instruments held by the Fund, resulting in a negative impact on the Fund’s performance and NAV. Any interest rate increases could cause the value of the Fund’s investments in debt instruments to decrease.  Rising interest rates may prompt redemptions from the Fund, which may force the Fund to sell investments at a time when it is not advantageous to do so, which could result in losses.
Liquidity risk
Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other liquid or more liquid investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. The liquidity of Fund investments may change significantly over time and certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
CTIVP® – TCW Core Plus Bond Fund  | 2024

Notes to Financial Statements (continued)
December 31, 2024
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2024, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.

CTIVP® – TCW Core Plus Bond Fund  | 2024

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Series Trust II and Shareholders of CTIVP – TCW Core Plus Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of CTIVP – TCW Core Plus Bond Fund (one of the funds constituting Columbia Funds Variable Series Trust II, referred to hereafter as the "Fund") as of December 31, 2024, the related statement of operations for the year ended December 31, 2024, the statement of changes in net assets for each of the two years in the period ended December 31, 2024, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2024 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2024 and the financial highlights for each of the five years in the period ended December 31, 2024 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024 by correspondence with the custodian, transfer agent, issuer of privately offered security, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 24, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
CTIVP® – TCW Core Plus Bond Fund  | 2024

CTIVP® – TCW Core Plus Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2025 Columbia Management Investment Advisers, LLC.
ANN7037_12_D01_(02/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Series Trust II

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 24, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 24, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 24, 2025